UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2014

CAPSTONE FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54905	46-0684479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3960 Howard Hughes Pkwy.
Suite 500
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, including zip code)

(866) 798-4478
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in the Registrant’s Certifying Accountant.

On September 5, 2014, the Board of Directors of the Registrant approved the engagement of Squar Milner (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal year 2014. The New Accountant was engaged on September 5, 2014.

During the period ended December 31, 2013 and 2012, and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE FINANCIAL GROUP, INC.

By: /S/ Darin Pastor
Darin Pastor, CEO

Date:  September 8, 2014